Annual Shareholders' Meeting May 22, 2003

Disclosure Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements regarding financial and other information. These statements are based upon the current beliefs and expectations of D&E's management concerning the development of our business, are not guarantees of future performance and involve a number of risks, uncertainties, and other important factors that could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the risk that Conestoga's business will not be successfully integrated into D&E; the costs related to the transaction; the significant indebtedness of the combined company; and other key factors that we have indicated could adversely affect our business and financial performance contained in our past and future filings and reports, including those filed with the United States Securities and Exchange Commission. D&E undertakes no obligation to revise or update its forward-looking statements whether as a result of new information, future events, or otherwise. ..

Regulation G Disclosure In this presentation, we use the financial measure EBITDA---earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP (generally accepted accounting principles) financial measure under Regulation G promulgated by the Securities and Exchange Commission. We compute EBITDA by adding depreciation and amortization expense to operating income. Each of these GAAP financial measures are line items in our income statement and thus EBITDA can be reconciled to operating income, the most comparable GAAP financial measure to EBITDA, by adding depreciation and amortization expense to operating income. Operating income is reconciled to EBITDA for the periods for which EBITDA is presented on the slides entitled "Reconciliation of Operating Income/(Loss) to EBITDA (a non-GAAP measure)." Presentation of EBITDA is consistent with our past practice and EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate EBITDA differently than we do. EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

D&E Communications, Inc. 2002 Revenue, EBITDA and Net Income ($ in millions) (1) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of operating income/(loss) to EBITDA attached. (2) D&E's results reflect its acquisition of Conestoga Enterprises, Inc. on May 24, 2002 (1) (2) (1)

D&E Communications, Inc. Quarterly Revenue, EBITDA and Net Income/Loss ($ in millions) Q3 2002 Q4 2002 Q1 2003 (1) (1) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of operating income/(loss) to EBITDA attached. (1)

D&E Communications, Inc. RLEC Quarterly Revenue, EBITDA and Operating Income ($ in millions) Q3 2002 Q4 2002 Q1 2003 (2) Does not adjust for intercompany transactions (1) (2) (1) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of operating income/(loss) to EBITDA attached. (1)

D&E Communications, Inc. CLEC Quarterly Revenue, EBITDA and Net Income Operating Loss ($ in millions) Q3 2002 Q4 2002 Q1 2003 (2) Does not adjust for intercompany transactions (1) (2) (1) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of operating income/(loss) to EBITDA attached. (1)

D&E Communications, Inc. Internet Quarterly Revenue, EBITDA and Operating Loss ($ in millions) Q3 2002 Q4 2002 Q1 2003 (2) Does not adjust for intercompany transactions (1) (2) (1) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of operating income/(loss) to EBITDA attached. (1)

D&E Communications, Inc. Systems Integration Quarterly Revenue, EBITDA and Operating Loss ($ in millions) Q3 2002 Q4 2002 Q1 2003 (2) Does not adjust for intercompany transactions (1) (2) (1) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of operating income/(loss) to EBITDA attached. (1)

D&E Communications, Inc. Conestoga Wireless Quarterly Revenue, EBITDA and Net Income ($ in millions) Q3 2002 Q4 2002 Q1 2003 (1) (2) (2) Does not adjust for intercompany transactions (1) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of operating income/(loss) to EBITDA attached. (1)

($ in thousands) D&E Communications, Inc. Reconciliation of Operating Income/(Loss) to EBITDA (a non-GAAP measure) Year 2002 Q3 2002 Q4 2002 Q1 2003 Operating Income/(Loss) $ 7,275 $ 4,059 $ 3,670 $ 5,203 Depreciation & Amortization 28,690 9,402 9,560(1) 9,551 EBITDA $ 35,965 $ 13,461 $ 13,230 $ 14,754 (1) Amount for the quarter ended December 31, 2002 is calculated by subtracting the amount for the nine months ended September 30, 2002 from the amount for the year ended December 31, 2002.

D&E Communications, Inc. Reconciliation of Operating Income/(Loss) to EBITDA (a non-GAAP measure) RLEC CLEC ISP Systems Integration Conestoga Wireless Operating Income/(Loss) $ 6,951 $ (1,050) $ (69) $ (674) $ (447) Depreciation & Amortization 7,685 1,021 118 405 0 EBITDA $14,636 $ (29) $ 49 $ (269) $ (447) ($ in thousands) For the quarter ended September 30, 2002

D&E Communications, Inc. Reconciliation of Operating Income/(Loss) to EBITDA (a non-GAAP measure) RLEC CLEC ISP Systems Integration Conestoga Wireless Operating Income/(Loss) $ 6,765 $ (1,211) $ (175) $ (1,113) $ (914) Depreciation & Amortization 7,731 1,029 132 514 0 EBITDA $ 14,496 $ (182) $ (43) $ (599) $ (914) ($ in thousands) For the quarter ended December 31, 2002 (1) Amounts for the quarter ended December 31, 2002 are calculated by subtracting the amounts for the nine months ended September 30, 2002 from the amounts for the year ended December 31, 2002.

D&E Communications, Inc. Reconciliation of Operating Income/(Loss) to EBITDA (a non-GAAP measure) RLEC CLEC ISP Systems Integration Conestoga Wireless Operating Income/(Loss) $ 7,712 $ (961) $ (176) $ (1,163) $ (380) Depreciation & Amortization 7,766 975 169 424 0 EBITDA $15,478 $14 $(7) $(739) $(380) ($ in thousands) For the quarter ended March 31, 2003

Advanced All-Digital Network Network Switch Central Office Collocate w/ Verizon Collocate in Verizon Tandem Verizon Tandem Existing Fiber Leased Facilities Lewisburg State College Lititz Ephrata Birdsboro Altoona Harrisburg Camp Hill Mechanicsburg Bloomsburg Scranton Williamsport East Petersburg Millersville Willow Street Lancaster Reading Pottstown Fort Washington Laureldale Sinking Spring Shillington Bellefonte Lebanon

RLEC Access Lines 12/31/2000 12/31/2001 12/31/2002 3/31/2003 Residential 106788 108386 107354 107000 Business 37154 39080 37956 38000 143,942 147,466 145,310 144,934 12/31/00 12/31/01 12/31/02 3/31/03 (1) Pro forma access lines at 12/31/00 and 12/31/01 are presented for illustrative purposes only and assume that the May 24, 2002 acquisition of Conestoga Enterprises, Inc. had occurred as of this date. (1) (1)

CLEC Trends 2000 13118 2001 23267 2002 30200 Q1 2003 33276 Access Line Growth Annual Growth Rate Annual Growth Rate Annual Growth Rate Annual Growth Rate 2000 2001 2002 2003 235% 77.4% 29.8% 40% (3) Annualized growth based on 1st Qtr 2003 results (2) Includes one-time adjustment to conform counts of D&E and Conestoga subscribers (2) (3) (1) (1) (1) Pro forma access lines at 12/31/00 and 12/31/01 are presented for illustrative purposes only and assume that the May 24, 2002 acquisition of Conestoga Enterprises, Inc. had occurred as of this date. (1) (1) 12/31/00 12/31/01 12/31/02 3/31/03

Jazzd Internet Service Jazzd Dial-Up Turbo service Launched April 1, 2003 Speed enhancing software boosts web browsing 2 to 3 times faster than normal dial-up connection Expanded Coverage Area Now marketing dial-up access in Berks, Centre, and Union counties

Subscriber Growth 12/31/01 12/31/02 3/31/03

Systems Integration Emphasize sales Expand operations to include Conestoga locations Build on base of major customers

CATV 4/30/01 4/30/02 4/30/03

D&E Branding Objectives Present a consistent "look" Develop the "D&E Experience" Branding is more than advertising

What is a Brand? A set of promises - defines expectations Intangible but crucial impression of what the company stands for Instills confidence and security A key corporate asset

Delivering Excellence Improving performance Exceeding customer expectations Taking responsibility Identifying and resolving problems Working as a team It's about attitude!

Branding Implementation Strategy One Identity Multiple Identities